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                                                                  EXHIBIT 10.5

(U.S. Department of Transportation Logo)

FEDERAL AVIATION
ADMINISTRATION



                            AIR CARRIER CERTIFICATE


                              This certifies that


                    FORWARD AIR INTERNATIONAL AIRLINES, INC.
                                430 AIRPORT ROAD
                          GREENVILLE, TENNESSEE 37745


has met the requirements of the Federal Aviation Act of 1958, as amended, and the rules, regulations, and standards prescribed thereunder for the issuance of this certificate and is hereby authorized to operate as an air carrier and conduct common carriage operations in accordance with said Act and the rules, regulations, and standards prescribed thereunder and the terms, conditions, and limitations contained in the approved operations specifications.

This certificate is not transferable and, unless sooner surrendered, suspended, or revoked, shall continue in effect indefinitely.

                                              By Direction of the Administrator.


Certificate number:  F63A647K                          Walter H. Bevan
                     --------                 ------------------------------
                                                         (Signature)

Effective date:  August 28, 2003                           Manager
                 ---------------              ------------------------------
                                                           (Title)

Issued at  Nashville, TN.                                    SO-03
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                                                      (Region/Office)







FAA Form 8430-18 (6-87)